Intangible Assets, Net	12 Months Ended
Dec. 31, 2014
Intangible Assets, Net [Abstract]
Intangible Assets, Net
14.	Intangible Assets, Net

Intangible assets mainly consist of patents, software, customer lists, land use right and know-how. The patents were invested as capital contribution by the shareholders of Tranhold and Yanyu, and were recorded at the appraisal value as stipulated by the local regulatory authority. According to ASC 845-10-S99, transfers of nonmonetary assets to a company by its promoters or shareholders in exchange for shares prior to or at the time of the company's initial public offering normally should be recorded at the transferors' historical cost basis determined under US GAAP. The effect from the inclusion of the contributed patents at its fair value instead of historical cost was immaterial. Software was purchased from third parties at the acquisition cost.

All the intangible assets have definite lives, and are amortized on a straight-line basis over their expected useful economic lives. The original costs and accumulated amortization as of December 31, 2014 and 2013 are as follows:

	December 31, 2014	December 31, 2013
Patents	$588,678	$2,214,618
Customer list	590,000	590,000
Know-how	690,000	1,234,812
Contract backlog	-	60,534
Total intangible assets	1,868,678	4,099,964
Less accumulated amortization	(885,298)	(1,825,516)
Intangible assets, net	$983,380	$2,274,448

The amortization expense for the years ended December 31, 2014, 2013 and 2012 amounted to $367,762, $876,139 and $907,548, respectively.

The amortization expense for the five-year period starting from December 31, 2014 and thereafter is expected to be as follows:

For the Years Ending December 31,	Amount
2015	$215,871
2016	147,044
2017	97,871
2018	97,871
2019	97,871
Thereafter	326,852
Total	$983,380